SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               FIRST AMENDMENT TO
                                 CURRENT REPORT
                                   ON FORM 8-K



             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report :  October 18, 1996
                 -----------------

(Date of earliest event reported)  (July 25, 1996 )
                                   ----------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             (Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State or other jurisdiction of incorporation)
     0-17206                              13-3029797
---------------------               ----------------

Commission File No.                 I.R.S. Employer Identification


630 Third Avenue, New York, NY        10017
------------------------------     --------

Address of principal                         Zip Code
executive offices


      (212) 983 5620
--------------------

Registrant's telephone number,
including area code
ITEM 5.  OTHER EVENTS


     On July 25, 1996, the Registrant ("Management Technologies, Inc." or "the Company") placed $900,000 of its Series H 6.5 % convertible debenture (the "Series H Debenture"), maturing December 31, 1997, with various parties, pursuant to a resolution of the Company's Board of Directors. The amounts placed and the Series H subscribers are as follows:
         Pierre Kahla                                     $450,000
         CGB Companie Bancaire Geneve                     $100,000
         Banque Hottinguer                                $50,000
         Gelin                                            $100,000
         M-Fund SICAV                                     $200,000

The Series H Debenture is convertible at the lower of 100 % of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding July 5, 1996 or 70 % of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date.
     In addition, the Company agreed to pay US Securities & Futures Corp. a $90,000 commission as compensation for arranging the placement of its Series H Debenture. US Securities & Futures Corp. is not an affiliate of the Company.
     The following Series H debentures have been presented for conversion:
CONVERSION                                                  CONVERSION
DATE                HOLDER                  AMOUNT          SHARES
September 16, 1996  Pierre Kahla                   $450,000     2,188,450
September 17, 1996  M-FUND Sicav                   $200,000       983,789
September 18, 1996  CBG                            $100,000       507,937
September 17, 1996  Banque Hottinguer               $50,000       248,447
September 23, 1996  Henri Didier Gelin             $100,000       496,894

ITEM 7.  EXHIBITS
10.210         Form of  Series H Convertible  Debenture incorporated by
               reference to exhibit 10.210   to the Company's current report on
               Form 8-K dated August 8, 1996.
10.211 Form of Offshore Securities Subscription Agreement incorporated by reference to exhibit 10.211 to the Company's current report on Form 8-K dated August 8, 1996

                                   SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MANAGEMENT TECHNOLOGIES, INC.
                              -----------------------------

                              (Registrant)


                              /s/ Peter Morris
                                 ---------------------------------

                              Peter Morris
                              President & Chief Operating Officer
Dated:    New York, New York
October 18, 1996